UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
        Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 6, 2004
                                                          ----------------
                             UNITRONIX CORPORATION
                             ---------------------
               (Exact Name of Registrant as Specified in Its Charter)


         New Jersey                 000-17080                22-2086851
         ----------                 ---------                ----------
 (State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)            File Number)             Identification No.)



      2320 East North Street, Suite GG
         Greenville, South Carolina                             29607
      ---------------------------------                         -----
   (Address of principal executive offices)                    (Zip Code)


     Registrant's telephone number, including area code:  (978) 887-5608
                                                          --------------

                                       N/A
           -------------------------------------------------------------
           (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR --- 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR --- 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange --- Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange --- Act (17 CFR 240.13e-4(c))








ITEM 3.01 NOTICE OF FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD.
          ------------------------------------------------------------------

    On December 6, 2004, Unitronix Corporation (the "Company") received notice from NASD that it was delinquent in its filings with the Securities and Exchange Commission because the public accounting firm engaged to audit its financial statements was not registered with the Public Company Accounting Oversight Board (the "PCAOB"). The Company was delisted from the OTCBB on February 10, 2005.
    The Company has engaged a new auditor that is registered with the PCAOB to reaudit its June 30, 2004 financial statements. The Company plans to disclose these financial statements in an amended Form 10-K. A copy of the press release issued by the Company is filed herewith as Exhibit 99.1.

ITEM 4.01 CHANGES IN COMPANY'S CERTIFYING ACCOUNTANT
          ------------------------------------------

    On February 11, 2005, the Company dismissed Dan Clasby & Company, its
principal accountant.  	Dan Clasby & Company served as the Company's independent
auditor from May 13, 1999, to February 11, 2005. During each of the Company's two most recent fiscal years, Dan Clasby & Company's report on the financial statements did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principals. During each of the Company's two most recent fiscal years and the subsequent interim period through February 11, 2005, there were (i) no disagreements with Dan Clasby & Company on any matters of accounting principal or practice, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Dan Clasby & Company, would have caused it to make reference to the subject matter of the disagreement with its report on the financial statements; and (ii) no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

    On February 11, 2005, the Company engaged Radin Glass & Co., LLP as its principal accountant to audit the Company's financial statements.

    The Company's Board of Directors approved the dismissal of Dan Clasby & Company and the engagement of Radin Glass & Co., LLP.

    A copy of the press release issued by the Company is filed herewith as
Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

        (c)      Exhibits.

    16.1 Letter from Dan Clasby & Company to the Securities and Exchange Commission, dated February 14, 2005.

    99.1 Press Release of the Company, dated February  4, 2005.











                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Unitronix Corporation

February 14, 2005
                                            By: /s/William C. Wimer
                                                -------------------
                                                   William C. Wimer
                                                   Vice President of Operations
                                                   and Chief Financial Officer